UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 9, 2005
Vector Group Ltd.

(Exact name of registrant as specified in its charter)

Delaware	1-5759	65-0949535

(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 S.E. Second Street, Miami, Florida	33131

(Address of principal executive offices)	(Zip Code)
(305) 579-8000

(Registrant’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K fling is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion Of Acquisition Or Disposition Of Assets.
     On December 9, 2005, Vector Group Ltd. (the “Company”) announced that its exchange offer to acquire all of the outstanding common shares, par value $.01 per share (the “New Valley Common Shares”), of New Valley Corporation (“New Valley”) that the Company did not already own was successful. The Company accepted for exchange 8,194,597 New Valley Common Shares that the depositary reported as being tendered and not withdrawn as of the expiration of the exchange offer at 5:00 p.m. New York City time, on December 9, 2005. The exchange offer resulted in the Company owning a total of 21,043,715 New Valley Common Shares, representing more than 94.5% of the outstanding New Valley Common Shares. Each New Valley Common Share that was tendered was exchanged for 0.54 shares of Vector Group common stock, par value $.10 per share (the “Vector Common Stock”). A copy of the press release announcing the completion of the exchange offer is attached hereto as Exhibit 99.1.
     On December 13, 2005, the Company completed a short-form merger of New Valley. In this short form merger, each New Valley Common Share, other than those owned by the Company, were converted into the right to receive 0.54 shares of Vector Common Stock, subject to the rights of New Valley’s remaining stockholders to seek appraisal under Delaware law. A copy of the press release announcing the completion of the short-form merger is attached hereto as Exhibit 99.2.
     Certain former stockholders of New Valley are directors and executive officers of the Company. For a description of the relationships between such persons and the Company, please see the Prospectus dated November 23, 2005, a copy of which is attached hereto as Exhibit 99.3.
Item 9.01 Financial Statements and Exhibits
     (b) Pro Forma Financial Information
Pro Forma financial information required pursuant to Article 11 of Regulation S-X are included in the Prospectus dated November 23, 2005, a copy of which is attached hereto as Exhibit 99.3.

     (d) Exhibits

99.1	Press release dated December 9, 2005 (incorporated by reference to Exhibit (a)(32) of Amendment No. 13 to the Tender Offer Statement on Schedule TO and combined Amendment No. 31 to the joint statement on Schedule 13D filed with the Securities and Exchange Commission on December 12, 2005).

99.2	Press release dated December 13, 2005.

99.3	Prospectus dated November 23, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTOR GROUP LTD.
By:	/s/ Joselynn D. Van Siclen
Joselynn D. Van Siclen
Vice President and Chief Financial Officer

Date: December 15, 2005

EXHIBIT INDEX

99.1	Press release dated December 9, 2005 (incorporated by reference to Exhibit (a)(32) of Amendment No. 13 to the Tender Offer Statement on Schedule TO and combined Amendment No. 31 to the joint statement on Schedule 13D filed with the Securities and Exchange Commission on December 12, 2005).

99.2	Press release dated December 13, 2005.

99.3	Prospectus dated November 23, 2005.

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